UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2013

Commission File Number: 333-185278

ZEWAR JEWELLERY, INC.
 (Exact name of registrant as specified in its charter)

Nevada	90-0911609
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

318 North Carson Street, Suite 208
Carson City, NV 89701 USA
(Address of principal executive offices)

Tel: (775) 883-0104
Fax: (775) 883-0340
(Registrant’s telephone number, including area code)

Sunshine Building, Adade Faria Road
Margao, Goa, India 403601
(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to our Current Report on Form 8-K which was filed with the Securities and Exchange Commission (the “SEC”) on November 20, 2013 is being filed by Zewar Jewellery, Inc. to remove Item 5.06 “Change in Shell Company Status” and a corresponding reference in Item 2.01.

USE OF DEFINED TERMS

Except as otherwise indicated by the context, references in this Report to:

●	“Zewar,” “the Company,” “we,” “us,” or “our,” are references to the combined business of Zewar Jewellery, Inc., and its subsidiary, African Graphite, Inc.

●	“AGI” refers to African Graphite, Inc., a Nevada corporation, and a wholly-owned subsidiary of the Company;

●	“NMC” refers to NMC Corp., a corporation organized under the laws of the Province of Ontario, Canada;

●	“U.S. dollar,” “$” and “US$” refer to the legal currency of the United States;

●	“Securities Act” refers to the Securities Act of 1933, as amended; and

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Share Exchange Agreement

On November 14, 2013, we consummated transactions pursuant to a Share Exchange Agreement (the “Share Exchange Agreement”) dated November 14, 2013 by and among the Company and the stockholders of AGI (the “AGI Stockholders”) whereby AGI Stockholders transferred 100% of the outstanding shares of common stock of AGI held by them, in exchange for an aggregate of 1,151,288 newly issued shares of the Company’s common stock, par value $.0001 per share (“Common Stock”).

Stock Purchase Option Agreement

On November 14, 2013, AGI entered into a Stock Purchase Option Agreement (the “Option Agreement”) with NMC Corp., a corporation organized under the laws of the Province of Ontario, Canada (“NMC”), whereby NMC granted to AGI an option to purchase 90 ordinary shares, par value one Namibian dollar per share, of Gazania Investments Two Hundred and Forty Two (Proprietary) Limited, a corporation organized under the laws of the Republic of Namibia ("Gazania"), representing 90% of the issued and outstanding shares of Gazania, for $240,000. NMC had entered into an option agreement dated  March 29, 2013, as amended on November 4, 2013 (the “Centre Agreement”), with Centre for Geoscience Research CC (formerly known as “Industrial Minerals and Rock Research Centre CC”), a company organized under the laws of the Republic of Namibia ("Centre"), whereby Centre agreed to transfer to Gazania 100% undivided interest in the exclusive prospecting license No. 3895 known as AUKUM originally issued to Centre by the government of the Republic of Namibia on April 4, 2011 and renewed on April 4, 2013 (the “License”). The License grants the right to conduct prospecting operations in the license area called AUKAM located in southern Namibia in the Karas Region within the Betaine district. The license area covers about 49,127 hectares. The only mine in Namibia which has produced graphite is situated in the license area. The ore body lies on the eastern slope of a prominent range of hills which rises 120 to 150 meters above the level of the surrounding sand-covered valleys. The country rock consists almost entirely of grayish, medium-to-coarse grained granite and gneissic rocks of the Namaqualand Metamorphic Complex.

Under the Option Agreement, AGI is required to pay to NMC $90,000 as an advance payment to be credited towards the purchase price of the Gazania shares. The Company made the advance payment out of the proceeds of the Private Placement. The balance of the purchase price in the amount of $150,000 shall be paid by AGI to NMC or Centre upon exercise of the option to be completed on or before December 31, 2013. If AGI elects not to exercise the option to purchase the Gazania shares, NMC is required to return to AGI the advance payment. Additionally, AGI undertook to provide at least $260,000 of working capital to or for the benefit of Gazania on or before June 30, 2014. This obligation by AGI will be secured by the pledge of all the shares of Gazania to be acquired by AGI upon exercise of the option under the Option Agreement.

On November 14, 2013, the Company issued 1,615,385 shares of Common Stock to NMC in connection with the option grant closing under the Option Agreement. Such Common Stock was issued in accordance with an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Section 4(2) of the Securities Act by virtue of compliance with the provisions of Regulation S under the Securities Act.

In connection with the issuance of 1,615,385 shares of Common Stock, NMC entered into a Stock Escrow Agreement and a Lock-Up Agreement with Zewar. Pursuant to the Stock Escrow Agreement, NMC delivered to the escrow agent the shares of Common Stock issued to it to be held by the escrow agent pending the closing of the option exercise to purchase shares of Gazania by AGI under the Option Agreement in which case such 1,615,385 shares of Common Stock will be released by the escrow agent to NMC. Shall the parties to the Option Agreement fail to consummate the purchase of the Gazania shares by AGI, the escrowed shares will be cancelled. NMC has no right to vote the escrowed shares until such time as they are eligible for release to NMC.

Under such Lockup Agreement, NMC agreed not to offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, sell short, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of Common Stock, or enter into any swap or other arrangement that transfers any economic consequences of ownership of Common Stock until 12 months after the date therein.

Private Placement of Common Stock

On November 14, 2013, the Company entered into and consummated transactions pursuant to the Subscription Agreement (the “Subscription Agreement”) with certain accredited investors whereby the Company issued and sold to the investors for $7.80 per share an aggregate of 32,051 shares of the Company’s Common Stock for an aggregate purchase price of $250,000 (the “Private Placement”). Such Common Stock was issued in accordance with an exemption from the registration requirements of the Securities Act under Section 4(2) of the Securities Act by virtue of compliance with the provisions of Regulation D and/or Regulation S under the Securities Act.

The Subscription Agreement contains representations and warranties by the Company and the investors which are customary for transactions of this type such as, with respect to the Company: organization, good standing and qualification to do business; capitalization; subsidiaries, authorization and enforceability of the transaction and transaction documents; valid issuance of stock, consents being obtained or not required to consummate the transaction; litigation; compliance with securities laws; and no brokers used, and with respect to the investors: authorization, accredited investor status and investment intent.

The foregoing description of the terms of the Share Exchange Agreement, Option Agreement and Subscription Agreement is qualified in its entirety by reference to the provisions of the forms of the Share Exchange Agreement, Option Agreement and Subscription Agreement which are filed as Exhibits 2.1, 10.1 and 10.2 to this Current Report, respectively, and are incorporated by reference herein.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 14, 2013, we completed the acquisition of AGI as a result of the share exchange. The acquisition was accounted for as a recapitalization effected by a merger. AGI is considered the acquirer for accounting and financial reporting purposes. The assets and liabilities of the acquired entity have been brought forward at their book value and no goodwill has been recognized.

Our Corporate Structure

As set forth in the following diagram, following our acquisition of AGI, AGI became and currently is our direct, wholly-owned subsidiary.

Organizational History of Zewar Jewellery, Inc.

Zewar Jewellery, Inc. was incorporated on September 26, 2012, under the laws of the State of Nevada. The business plan of the Company was originally to operate as an on-line imitation jewelry retailer. Immediately after the completion of the Share Exchange, the Company discontinued its on-line imitation jewelry business and changed its business plan to exploration and development of the license area covered by the License.

Organizational History of African Graphite, Inc.

African Graphite, Inc. was incorporated in the State of Nevada on August 29, 2013 and is a development-stage mining company. The Company's current business plan is to complete the transactions contemplated by the Option Agreement and as a result to engage in the business of exploration and development of the license area covered by the License.

DESCRIPTION OF BUSINESS

The Company’s purpose is to complete the transactions contemplated by the Option Agreement and to engage in the business of exploration and development of the license area covered by the License upon such completion through its indirect Namibia subsidiary, Gazania, to be acquired upon exercise of the option.

Below is the corporate structure of the Company following a successful completion of the transactions contemplated by the Option Agreement:

The Company currently has no employees. It plans to hire employees upon a successful completion of the transactions contemplated by the Option Agreement. From time to time, the Company also plans to employ independent contractors to support its operations.

DESCRIPTION OF PROPERTY

We do not own any real property. Our corporate headquarters are at 318 N. Carson Street, Suite 208, Carson City, NV 89701. The office space is provided to us free of charge by Paracorp, Incorporated.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION.

THE DISCUSSION IN THIS SECTION CONTAINS CERTAIN STATEMENTS OF A FORWARD-LOOKING NATURE RELATING TO FUTURE EVENTS OR OUR FUTURE PERFORMANCE. WORDS SUCH AS "ANTICIPATES," "BELIEVES," "EXPECTS," "INTENDS," "FUTURE," "MAY" AND SIMILAR EXPRESSIONS OR VARIATIONS OF SUCH WORDS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, BUT ARE NOT THE ONLY MEANS OF IDENTIFYING FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE ONLY PREDICTIONS AND ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. IN EVALUATING SUCH STATEMENTS, WE URGE YOU TO CAREFULLY CONSIDER VARIOUS FACTORS IDENTIFIED IN THIS REPORT, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD-LOOKING STATEMENTS.

Zewar Jewellery, Inc. (the “Company”) is a Nevada corporation organized on September 26, 2012.

Recent Developments

On November 14, 2013, our then President and CEO Mr. Mohsin Mulla and AGI entered into a Stock Purchase Agreement pursuant to which on November 14, 2013 Mr. Mulla sold to AGI 3,300,000 shares of the Company’s common stock representing approximately 50.8% of the then issued and outstanding shares of common stock.

On November 14, 2013, the Company entered into and consummated the transactions contemplated by the Share Exchange Agreement with AGI and its shareholders whereby the Company purchased from the shareholders of AGI all issued and outstanding shares of AGI’s common stock in consideration of the issuance of 1,151,288 shares of common stock of the Company.

The Share Exchange resulted in (i) a change in control of Zewar with AGI and the shareholders of AGI and AGI owning approximately 58.2% of the then issued and outstanding shares of common stock of Zewar, and (ii) appointment of certain nominees of the shareholders of AGI as directors and officers of Zewar and resignation of Mohsin Mulla as director, chief executive officer, chief financial officer, secretary and treasurer of Zewar.

AGI is deemed to be the accounting acquirer and Zewar to be the accounting acquiree. The financial statements before the date of the Share Exchange are those of AGI with the results of Zewar being consolidated from the date of the Share Exchange. The equity section and earnings per share have been retroactively restated to reflect the reverse acquisition. The share exchange of a private operating company with a non-operating public shell corporation with nominal net assets is considered to be a capital transaction, in substance, rather than a business combination, for accounting purposes. Accordingly, AGI treated this transaction as a capital transaction without recording goodwill or adjusting any of its other assets or liabilities.

On November 14, 2013, the Company issued 1,615,385 shares of its common stock to NMC in connection with the option grant closing under the Option Agreement.

AGI intends to cancel 3,300,000 shares of common stock acquired from Mr. Mulla after the issuance of the shares to NMC.

On November 14, 2013, the Company entered into and consummated transactions pursuant to the Subscription Agreement whereby the Company issued and sold to the investors for $7.80 per share an aggregate of 32,051 shares of the Company’s Common Stock for an aggregate purchase price of $250,000. The Company used $90,000 out of the gross proceeds of the closing to make a payment to NMC under the Option Agreement in connection with the option grant closing. The balance of $150,000 under the Option Agreement is due upon our exercise of the option to occur on or before December 31, 2013.

Plan of Operations

At this time, the Company’s purpose is to complete the transactions contemplated by the Option Agreement and to engage in the business of exploration and development of the license area covered by the License through its indirect Namibia subsidiary, Gazania, to be acquired upon exercise of the option.

Results of Operations

We did not have any revenues since inception. We incurred operating expenses of $9,543, and realized a net loss of $9,543 since inception on August 29, 2013 to September 30, 2013.

Liquidity and Capital Resources

The Company does not currently have sufficient resources to cover ongoing expenses and expansion. On November 14, 2013, we consummated a private placement of our securities which resulted in net proceeds to us of $250,000. We used $90,000 out of the gross proceeds of the closing to make a payment to NMC under the Option Agreement in connection with the option grant closing. The balance of $150,000 under the Option Agreement is due upon our exercise of the option to occur on or before December 31, 2013. Under the Option Agreement, we are also obligated to provide at least $260,000 of working capital to or for the benefit of Gazania from the option grant closing date to June 30, 2014. We plan on raising additional funds from investors to implement our business model. In the event we are unsuccessful, this will have a negative impact on our operations.

If the Company cannot find sources of additional financing to fund its working capital needs, the Company will be unable to obtain sufficient capital resources to operate our business. We cannot assure you that we will be able to access any financing in sufficient amounts or at all when needed. Our inability to obtain sufficient working capital funding will have an immediate material adverse effect upon our financial condition and our business.

Critical Accounting Policies

Development stage entity

The Company is considered a development stage entity, as defined in FASB ASC 915, because since inception it has not commenced operations that have resulted in significant revenue and the Company’s efforts have been devoted primarily to activities related to raising capital.

Going concern

The Company's financial statements are prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of obligations in the normal course of business. However, it has no cash, has losses and an accumulated deficit, and a working capital deficiency. The Company does not currently have any revenue generating operations. These conditions, among others, raise substantial doubt about the ability of the Company to continue as a going concern.

In view of these matters, continuation as a going concern is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to, meet its financial requirements, raise additional capital, and the success of its future operations. The financial statements do not include any adjustments to the amount and classification of assets and liabilities that may be necessary should the Company not continue as a going concern.

Management believes they can raise the appropriate funds needed to support their business plan and develop an operating company with positive cash flow. Management intends to seek new capital from outside investors, owners and related parties to provide needed funds.

Off-Balance Sheet Arrangements

We do not have off-balance sheet arrangements, financings, or other relationships with unconsolidated entities or other persons, also known as "special purpose entities" (SPEs).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities following the completion of the transactions described in Item 1.01 of this report by (i) persons who beneficially own more than 5% of our Common Stock; (ii) our directors; (iii) our executive officers; and (iv) all of our executive officers and directors as a group. The address for AGI, each officer and director is 318 N. Carson Street, Suite 208, Carson City, NV 89701.

Name	Office	Shares Beneficially Owned(1)	Percent of Class(2)

Officers and Directors
Michael Doron	Chairman, Director and Secretary	12,821	*

Charles Bream(3)	Director, CEO, CFO and Treasurer	38,462	*

All officers and directors as a group (2 persons named above)		51,283	*

5% Securities Holders
African Graphite, Inc.(5)		3,300,000	35.5%

NMC Corp.(4) 148 Yorkville Toronto, Ontario M5R 1C2 Canada		1,615,385	17.4%
___________________
*	Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2)	Based on 9,298,724 shares of the Company’s common stock outstanding. The Company currently intends to effect a 7.8-for-1 forward stock split.

(3)	Includes shares held by 360 Partners, LLC, an entity controlled by Charles Bream.

(4)	Ms. Vicki Rosenthal and Mr. David Deslauriers have shared voting and dispositive power over the shares held by NMC Corp.
(5)	AGI intends to cancel these shares.

Changes in Control

Except as described herein, there are currently no arrangements which may result in a change in control of the Company.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The following table sets forth certain information as of November 14, 2013 concerning our directors and executive officers:

Name	Age	Position

Michael Doron	52	Chairman, Director and Secretary

Charles Bream	68	Director, Chief Executive Officer, Chief Financial Officer and Treasurer

Michael Doron, age 52, is an accomplished corporate leader with executive level experience in the financing of small to mid-cap private and public companies. Currently based in Stockholm, Sweden, he is also Managing Partner at DDR & Associates, a business development firm specializing in pre-IPO companies. Previously Mr. Doron was Co-Founder and a Partner in Evolution Capital, a private firm working in conjunction with DDR, and specializing in providing capital to publicly held companies using various debt instruments. He serves on the Board of Directors of MusclePharm Corp. (NASDAQ: MSLP), and is CEO and on the Board of Directors of Great East Energy, Inc. (OTCQB: GASE). We believe that Mr. Doron’s qualifications and his extensive experience with emerging public companies provide a unique perspective for our board.

Charles Bream, age 68, is a seasoned executive, turnaround expert, and investor with over 30 years of experience leading companies in the telecommunications, computer, office products, and packaged goods sectors. He has managed public and private companies as president/CEO, has served as a senior executive at Fortune 500 corporations, and has worked in environments ranging in revenue from $1 million to over $15 billion. He has considerable Pacific Rim experience and currently serves on two Boards: Xnergy, Inc. (clean tech) and APTA (microelectronics). Mr. Bream is Managing Partner of 360 Partners, LLC, an M&A and merchant banking firm which he co-founded. Prior to this he served as Senior Managing Director at Glass Ratner Advisory & Capital Group, a national specialty financial advisory services firm, and as Senior Managing Director at Ballenger, Cleveland & Issa, a turnaround and restructuring firm. Prior to that, he was CEO of Esyon Corporation, a broadband wireless company that he rolled out in the U.S. and expanded into China. Mr. Bream’s telecommunications experience also includes Worldwide Wireless Networks, a publicly held wireless communications company, where he was President. As Senior Vice President & General Manager of General Research Corporation’s Telecommunications Division, he spearheaded that company’s diversification by introducing new software product lines and services. At Cable & Wireless, Mr. Bream was Senior Vice President of U.S. Marketing & Business Development. Mr. Bream began his career in brand management at Procter & Gamble. He holds a B.S. in Electrical Engineering from the United States Naval Academy and earned an MBA from the Wharton School of Business, University of Pennsylvania. We believe that Mr. Bream’s qualifications and his extensive business experience position him well as our CEO and director.

All of our directors hold their positions on the board until our next annual meeting of the shareholders, and until their successors have been qualified after being elected or appointed. Officers serve at the discretion of the board of directors.

There are no family relationships among our directors and executive officers. There is no arrangement or understanding between or among our executive officers and directors pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current board of directors.

Our directors and executive officers have not, during the past ten years:

●	had any bankruptcy petition filed by or against any business of which they were a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time,

●	been convicted in a criminal proceeding and is not subject to a pending criminal proceeding,

●
been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; or

●
been found by a court of competent jurisdiction (in a civil action), the Securities Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacate

Board Committees

We currently do not have standing audit, nominating or compensation committees. Currently, our entire board of directors is responsible for the functions that would otherwise be handled by these committees. We intend, however, to establish an audit committee, a nominating committee and a compensation committee of the board of directors as soon as practicable. We envision that the audit committee will be primarily responsible for reviewing the services performed by our independent auditors, evaluating our accounting policies and our system of internal controls. The nominating committee would be primarily responsible for nominating directors and setting policies and procedures for the nomination of directors. The nominating committee would also be responsible for overseeing the creation and implementation of our corporate governance policies and procedures. The compensation committee will be primarily responsible for reviewing and approving our salary and benefit policies (including stock options), including compensation of executive officers.

Audit Committee Financial Expert

The Board of Directors does not currently have Audit Committee financial expert, as defined under Item 407(d)(5)(i) of Regulation S-K.

Code of Ethics

We do not have a code of ethics but intend to adopt one in the near future.

Board Leadership Structure

Charles Bream is our Chief Executive Officer. Michael Doron is the Chairperson of our Board of Directors. We believe a board leadership structure involving one person serving as chairman and another as chief executive officer is best for our company and our stockholders. Further, we believe this separation improves the Board’s oversight of management, provides greater accountability of management to stockholders, and allows the chief executive officer to focus on managing our business operations, while allowing the chairman to focus on more effectively leading the Board and overseeing our general strategic direction and extraordinary transactions.

Potential Conflict of Interest

Since we do not have an audit or compensation committee comprised of independent Directors, the functions that would have been performed by such committees are performed by our Board of Directors. Thus, there is a potential conflict of interest in that our Directors have the authority to determine issues concerning management compensation, in essence their own, and audit issues that may affect management decisions. We are not aware of any other conflicts of interest with any of our executives or Directors.

Board’s Role in Risk Oversight

The Board assesses on an ongoing basis the risks faced by the Company. These risks include financial, technological, competitive, and operational risks. The Board dedicates time at each of its meetings to review and consider the relevant risks faced by the Company at that time. In addition, since the Company does not have an Audit Committee, the Board is also responsible for the assessment and oversight of the Company’s financial risk exposures.

EXECUTIVE COMPENSATION

We have not paid, nor do we owe, any compensation to our executive officers for the year ending December 31, 2012. From inception through December 31, 2012, we have not paid any compensation to our officers.

Employment Agreements

On September 2, 2013, AGI and 360 Partners, LLC (the “Consultant”) entered into an independent consultant agreement for the service of Mr. Charles Bream, the principal of the Consultant as AGI’s Chief Executive Officer, Chief Financial Officer, Director and Treasurer for a term of six months. The agreement is automatically renewable for additional six months unless either party notifies the other at least 30 days prior to the end of the term of an intention to terminate. Under the agreement, the Consultant is compensated with a monthly cash compensation of US$3,000, payable in arrears. The Consultant also received 38,462 shares of AGI’s common stock which are not subject to any vesting conditions or subject to forfeiture.

Director Compensation

For the year ended December 31, 2012, none of the members of our Board of Directors received compensation for his service as a director.

On September 2, 2013, AGI and Mr. Michael Doron entered into an independent consultant agreement for his service as AGI’s Chairperson and Secretary for a term of six months. The agreement is automatically renewable for additional six months unless either party notifies the other at least 30 days prior to the end of the term of an intention to terminate. Under the agreement, Mr. Doron is compensated with monthly cash compensation of US$1,000, payable in arrears. He also received 12,821 shares of AGI’s common stock which are not subject to any vesting conditions or subject to forfeiture.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with related persons

On September 26, 2012, we issued an aggregate of 3,000,000 shares of our common stock to our sole officer and director, Mr. Mohsin Mulla, for a purchase price of $0.005 per share for aggregate consideration of $15,000. On November 1, 2013, we issued 300,000 shares of our common stock to Mr. Mulla for aggregate consideration of $300.

On November 14, 2013, Mr. Mulla and AGI entered into and consummated transactions pursuant to a Stock Purchase Agreement whereby Mr. Mulla sold to AGI for $76,000 all 3,300,000 of his shares of the Company’s common stock representing approximately 50.8% of the then issued and outstanding shares of common stock.

On November 14, 2013, the Company issued 1,615,385 shares of its common stock to NMC in connection with the option grant under the Option Agreement.

Other than the above transactions or as otherwise set forth in this report or in any reports filed by the Company with the SEC, there have been no related party transactions, or any other transactions or relationships required to be disclosed pursuant to Item 404 of Regulation S-K. The Company is currently not a subsidiary of any company.

The Company’s Board conducts an appropriate review of and oversees all related party transactions on a continuing basis and reviews potential conflict of interest situations where appropriate. The Board has not adopted formal standards to apply when it reviews, approves or ratifies any related party transaction. However, the Board believes that the related party transactions are fair and reasonable to the Company and on terms comparable to those reasonably expected to be agreed to with independent third parties for the same goods and/or services at the time they are authorized by the Board.

Director Independence

We are not subject to listing requirements of any national securities exchange and, as a result, we are not at this time required to have our board comprised of a majority of “Independent Directors.” We do not believe that any of our directors currently meets the definition of “independent” as promulgated by the rules and regulations of NASDAQ.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings or claims that we believe will have a material adverse effect on our business, financial condition or operating results.

MARKET PRICE OF AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our Common Stock, $.0001 par value, is quoted on the OTC Bulletin Board under the symbol “ZWJW.” There were no reported quotations for our common stock during the fiscal years 2011 and 2012.

As of November 18, 2013, we had approximately 37 shareholders of record. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Holders of the common stock have no preemptive rights and no right to convert their common stock into any other securities. There are no redemption or sinking fund provisions applicable to the common stock

Dividends

Since our inception, we have not declared nor paid any cash dividends on our capital stock and we do not anticipate paying any cash dividends in the foreseeable future. Our current policy is to retain any earnings in order to finance our operations. Our Board of Directors will determine future declarations and payments of dividends, if any, in light of the then-current conditions it deems relevant and in accordance with applicable corporate law.

Securities Authorized for Issuance under Equity Compensation Plans

We have no existing equity compensation plan.

RECENT SALES OF UNREGISTERED SECURITIES;
USE OF PROCEEDS FROM REGISTERED SECURITIES

Reference is made to the disclosure set forth under Item 3.02 of this report, which disclosure is incorporated herein by reference.

DESCRIPTION OF SECURITIES

The following is a summary description of material provisions of our securities.

Common Stock

Holders of our common stock are entitled to one vote for each share held on all matters submitted to a vote of our stockholders. Holders of our common stock are entitled to receive dividends ratably, if any, as may be declared by the Board of Directors out of legally available funds, subject to any preferential dividend rights of any outstanding preferred stock (there are none currently). Upon our liquidation, dissolution or winding up, the holders of our common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock.

Holders of our common stock have no preemptive, subscription, redemption or conversion rights. The outstanding shares of common stock are fully paid and non-assessable. The rights, preferences and privileges of holders of our common stock are subject to, and may be adversely affected by, the rights of holders of shares of any series of preferred stock which we may designate and issue in the future without further shareholder approval.

We have authorized 100,000,000 shares of common stock, par value $0.0001 per share. As of November 18, 2013, there were 9,298,724 shares of common stock issued and outstanding.

Globex Transfer, LLC of 780 Deltona Blvd., Suite 202, Deltona, FL 32725 is the registrar and transfer agent for our common stock. Their website is http://www.globextransfer.com/, their phone number is (813) 344-4490 and their fax number is (386) 267-3124.

Preferred Stock

We have authorized 25,000,000 shares of “blank check” preferred stock, par value $0.0001 per share. No shares of preferred stock are currently issued and outstanding.   Our Board of Directors has the authority, without further action by the stockholders, to issue from time to time the blank check preferred stock in one or more series for such consideration and with such relative rights, privileges, preferences and restrictions that the Board may determine. The preferences, powers, rights and restrictions of different series of preferred stock may differ with respect to dividend rates, amounts payable on liquidation, voting rights, conversion rights, redemption provisions, sinking fund provisions and purchase funds and other matters. The issuance of preferred stock could adversely affect the voting power or other rights of the holders of common stock.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our by-laws provide for the indemnification of our directors, officers, employees, and agents, under certain circumstances, against attorney's fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on our behalf. We will also bear the expenses of such litigation for any of our directors, officers, employees, or agents, upon such persons promise to repay us therefore if it is ultimately determined that any such person shall not have been entitled to indemnification. This indemnification policy could result in substantial expenditures by us, which it may be unable to recoup.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore unenforceable.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Please see Item 9.01 - “Financial Statements and Exhibits” of this Current Report.

WHERE YOU CAN FIND MORE INFORMATION

We have filed with the Commission, located on 100 F Street NE, Washington, D.C. 20549, Current Reports on Form 8-K, Quarterly Reports on Form 10-Q, and other reports, statements and information as required under the Securities Exchange Act of 1934, as amended.

The reports, statements and other information that we have filed with the Commission may be read and copied at the Commission's Public Reference Room at 100 F Street NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330.

The Commission maintains a web site (http://www.sec.gov.) that contains the registration statements, reports, proxy and information statements and other information regarding registrants that file electronically with the Commission such as us. You may access our Commission filings electronically at this Commission website. These Commission filings are also available to the public from commercial document retrieval services.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

Please refer to Item 1.01 - “Entry into a Material Definitive Agreement” for a description of the unregistered sales of equity securities as a result of the Merger, which is incorporated in its entirety into this Item 3.02.

The issuances of the shares of Common Stock under the Share Exchange Agreement, the Subscription Agreement and the Option Agreement were exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act, Regulation D and Regulation S promulgated thereunder.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On June 1, 2013, Mr. Mulla and AGI entered into a Stock Purchase Agreement, pursuant to which on November 14, 2013 Mr. Mulla sold to AGI 3,300,000 shares of the Company’s common stock representing approximately 50.8% of the then issued and outstanding shares of common stock.

On November 14, 2013, the Company entered into and consummated the transactions contemplated by the Share Exchange Agreement with AGI and its shareholders whereby the Company purchased from the shareholders of AGI all issued and outstanding shares of AGI’s common stock in consideration of the issuance of 1,151,288 shares of common stock of the Company.

These transactions resulted in (i) a change in control of Zewar with AGI and the shareholders of AGI owning approximately 58.2% of the then issued and outstanding shares of common stock of Zewar, and (ii) appointment of certain nominees of the shareholders of AGI as directors and officers of Zewar and resignation of Mohsin Mulla as director, chief executive officer, chief financial officer, secretary and treasurer of Zewar.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Please refer to Item 2.01 - “Completion of Acquisition or Disposition of Assets “- “Our Directors and Executive Officers,” which description is in its entirety incorporated by reference to this Item 5.02 of this report.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF FISCAL YEAR

On November 14, 2013, our board of directors approved a change in our fiscal year end from October 31 to December 31 which is the fiscal year end of AGI.  This change is being effectuated in connection with the share exchange described in Item 2.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) The financial statements of AGI are appended to this report beginning on page F-1, and unaudited proforma financial statements of Zewar are appended to this report beginning on page F-11.

(d) The following exhibits are filed with this report:

Exhibit No.	Description

2.1	Share Exchange Agreement*

10.1	Form of Option Agreement*

10.2	Form of Subscription Agreement*

10.3	Stock Purchase Agreement by and between Mr. Mulla and AGI*

10.4	Independent Consultant Agreement dated September 2, 2013 by and between AGI and Michael Doron*

10.5	Independent Consultant Agreement dated September 2, 2013 by and between AGI and 360 Partners, LLC*

21.1	List of subsidiaries*

*Incorporated by reference to our Current Report on Form 8-K filed with the SEC on November 20, 2013.

African Graphite, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

African Graphite, Inc. (a development stage company)

We have audited the accompanying balance sheet of African Graphite, Inc. (the "Company") (a development stage company) as of September 30, 2013, and the related statements of operations, stockholders’ deficit and cash flows for the year then ended and for the period from August 29, 2013 (Inception) through September 30, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2013, and the results of its operations and its cash flows for the year then ended and for the period from August 29, 2013 (Inception) through September 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has had no revenues and income since inception. These conditions, among others, raise substantial doubt about the Company’s ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1, which includes the raising of additional equity financing or merger with another entity. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Anton & Chia, LLP

Newport Beach, CA

November 20, 2013

AFRICAN GRAPHITE, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
SEPTEMBER 30, 2013

ASSETS
Current asset:
Cash	$-

Total assets	$-

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$4,967
Related party payables	4,000
Total current liabilities	8,967

Total liabilities	8,967

Stockholders’ deficit:
Common stock - $.001 par value; 1,000,000 shares
authorized; 575,644 shares outstanding	576
Accumulated deficit	(9,543)
Total stockholders' deficit	(8,967)
Total liabilities and stockholders' deficit	$-

The accompanying notes are an integral part of these financial statements.

AFRICAN GRAPHITE, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
FROM AUGUST 29, 2013 (INCEPTION) TO SEPTEMBER 30, 2013

INCOME	$-

OPERATING EXPENSES

Organizational expenses	576

Professional fees	8,967

Total Operating Expenses	9,543

NET LOSS APPLICABLE TO COMMON SHARES	$(9,543)

NET LOSS PER BASIC AND DILUTED SHARES	$(0.02)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	505,869

The accompanying notes are an integral part of these financial statements.

AFRICAN GRAPHITE, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
FROM AUGUST 29, 2013 (INCEPTION) TO SEPTEMBER 30, 2013

			Additional		Total
	Common Stock		Paid-in	Accumulated	Stockholders'
	Shares	Amount	Capital	Deficit	Deficit

Balances at August 29, 2013 (Inception)	-	$-	$-	$-	$-
Common shares issued to founders	575,644	576	-	-	576
Net loss for the period ended September 30, 2013	-	-	-	(9,543)	(9,543)
Balances at September 30, 2013	575,644	$576	$-	$(9,543)	$(8,967)

The accompanying notes are an integral part of these financial statements.

AFRICAN GRAPHITE, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
FROM AUGUST 29, 2013 (INCEPTION) TO SEPTEMBER 30, 2013

Operating Activities:
Net loss	$(9,543)
Adjustments to reconcile net loss to net cash used in operating activities:
Common shares issued for services	576
Changes in assets and liabilities:
Accounts payable and accrued liabilities	4,967
Related party payable	4,000
Net Cash Used in Operating Activities	-

Investing Activities:	-

Financing Activities:	-

Net Increase in Cash	-
Cash, Beginning of Year	-
Cash, End of Year	$-

Supplemental Disclosures of Cash flow information:
Cash paid for interest	$-
Cash paid for taxes	$-

The accompanying notes are an integral part of these financial statements.

African Graphite, Inc.
Notes to the Financial Statements
Period Ended September 30, 2013

NOTE 1 – ORGANIZATION

African Graphite, Inc. was incorporated in Nevada on August 29, 2013 and is a development-stage entity. The Company's current business plan is to complete the acquisition transaction contemplated by the Option Agreement and as a result to engage in the business of developing graphite properties located in Namibia. The Company is based in Carson City, Nevada.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Development Stage Company
The Company is considered to be in the development stage as defined in ASC 915-10-05, “Development Stage Entity.” The Company is devoting substantially all of its efforts to the execution of its business plan.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents
Cash and cash equivalents consists principally of currency on hand, demand deposits at commercial banks, and liquid investment funds having a maturity of three months or less at the time of purchase.
Start-up Costs
In accordance with ASC 720-15-20, “Start-up Activities,” the Company expenses all costs incurred in connection with the start-up and organization of the Company.

Common Stock Issued For Other Than Cash
Services purchased and other transactions settled in the Company's common stock are recorded at the estimated fair value of the stock issued if that value is more readily determinable than the fair value of the consideration received.

Income Taxes
Provisions for income taxes are based on taxes payable or refundable and deferred taxes. Deferred taxes are provided on differences between the tax bases of assets and liabilities and their reported amounts in the financial statements and tax operating loss carry forwards. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes. Assets and liabilities are established for uncertain tax positions taken or positions expected to be taken in income tax returns when such positions are judged to not meet the “more-likely-than-not” threshold based on the technical merits of the positions. Estimated interest and penalties related to uncertain tax positions are included as a component of general and administrative expense.

Basic and Diluted Loss per Common Share
Basic loss per common share amounts are computed by dividing net loss by the weighted-average number of shares of common stock outstanding during each period. Diluted loss per share amounts are computed assuming the issuance of common stock for potentially dilutive common stock equivalents.

Fair Value of Financial Instruments
The carrying amounts reported in the balance sheets for accounts payable, and related party payables approximate fair value because of the immediate or short-term maturity of these financial instruments. The carrying amounts reported for convertible notes payable approximate fair value based on the value of the common stock into which the notes are convertible.  The carrying amounts reported for notes payable approximate fair value because the underlying instruments are at interest rates that approximate current market rates.

Recent Accounting Pronouncements
The Company has evaluated recent accounting pronouncements and their adoption has not had nor is it expected to have a material impact on the Company’s financial position, or statements.

NOTE 3 - PROVISION FOR INCOME TAXES

The Company recognizes the tax effects of transactions in the year in which such transactions enter into the determination of net income regardless of when reported for tax purposes. Deferred taxes are provided in the financial statements under FASC 740-10-65-1 to give effect to the temporary differences which may arise from differences in the bases of fixed assets, depreciation methods and allowances based on the income taxes expected to be payable in future years. Minimal development stage deferred tax assets arising as a result of net operating loss carry-forwards have been offset completely by a valuation allowance due to the uncertainty of their utilization in future periods. Operating loss carry-forwards generated during the period from August 29, 2013 (date of inception) through September 30, 2013 of approximately $3,704 will begin to expire in 2033.

Accordingly, deferred tax assets related to the net operating loss of approximately $3,704 were fully reserved as of September 30, 2013.

The Company recognizes interest accrued relative to unrecognized tax benefits in interest expense and penalties in operating expense. During the period from August 29, 2013 (inception) to September 30, 2013 the Company recognized no income tax related interest and penalties. The Company had no accruals for income tax related interest and penalties at September 30, 2013.

NOTE 4 - STOCKHOLDERS’ DEFICIT

As of September 30, 2013 the Company has 1,000,000 shares of common stock authorized with a par value of $.001 per share. 575,644 shares have been issued to founders, of which, 25,642 of these shares were issued to the President and director as part of their consulting agreements, further discussed in note 6. The shares were valued at par for a value of $576.

NOTE 5 – ACCOUNTS PAYABLE

As of September 30, 2013, the Company’s accounts payable totaled $4,967. The following table shows the content of the account as of September 30, 2013:

Professional Fees	$4,967
Total Accounts Payable	$4,967

NOTE 6 – RELATED PARTY PAYABLES

The related party payables consist of compensations to the Company’s acting Chairman and acting CEO for their services.  Each of them is to receive monthly cash payment in addition to the Company’s common shares for the period of August 29, 2013 through September 30, 2013.  Under the consulting agreements, the acting Chairman and acting CEO are to receive monthly compensation in the amount of $3,000 and $1,000 plus expense reimbursements respectively.  The total of compensation and payables to these related party for the period ended September 30, 2013 totaled $4,000.

NOTE 7 -GOING CONCERN

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which contemplates continuation of the Company as a going concern. The Company has incurred approximately $9,543 in operating deficit since its inception, and has generated no operating revenue, which could raise substantial doubt about the Company’s ability to continue as a going concern.

In view of these matters, realization of the assets of the Company is dependent upon the Company’s ability to meet its financial requirements through equity financing and the success of future operations. These financial statements do not include adjustments relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

NOTE 8 – SUBSEQUENT EVENTS

In accordance with ASC 855-10, The Company has evaluated events from September 30, 2013 through the date the financial statements were issued.

Share Exchange Agreement

On November 14, 2013, the Company consummated transactions pursuant to a Share Exchange Agreement (the “Share Exchange Agreement”) with Zewar Jewellery, Inc. dated November 14, 2013 by and among the Company and the stockholders of the Company whereby the Company’s Stockholders transferred 100% of the outstanding shares of common stock of the Company held by them, in exchange for an aggregate of 1,151,288 newly issued shares of the Zewar Jewelly’s common stock with a par value $.001 per share (“Common Stock”).

Stock Purchase Option Agreement

On November 14, 2013, the Company entered into a Stock Purchase Option Agreement (the “Option Agreement”) with NMC Corp., a corporation organized under the laws of the Province of Ontario, Canada (“NMC”), whereby NMC granted to the Company an option to purchase 90 ordinary shares, par value one Namibian dollar per share, of Gazania Investments Two Hundred and Forty Two (Proprietary) Limited, a corporation organized under the laws of the Republic of Namibia ("Gazania"), representing 90% of the issued and outstanding shares of Gazania, for $240,000. NMC had entered into an option agreement dated  March 29, 2013, as amended on November 4, 2013 (the “Centre Agreement”), with Centre for Geoscience Research CC (formerly known as “Industrial Minerals and Rock Research Centre CC”), a company organized under the laws of the Republic of Namibia ("Centre"), whereby Centre agreed to transfer to Gazania 100% undivided interest in the exclusive prospecting license No. 3895 known as AUKUM originally issued to Centre by the government of the Republic of Namibia on April 4, 2011 and renewed on April 4, 2013 (the “License”). The License grants the right to conduct prospecting operations in the license area called AUKAM located in southern Namibia in the Karas Region within the Betaine district. The license area covers about 49,127 hectares. The only mine in Namibia which has produced graphite is situated in the license area. The ore body lies on the eastern slope of a prominent range of hills which rises 120 to 150 meters above the level of the surrounding sand-covered valleys. The country rock consists almost entirely of grayish, medium-to-coarse grained granite and gneissic rocks of the Namaqualand Metamorphic Complex.

Under the Option Agreement, the Company is required to pay to NMC $90,000 as an advance payment to be credited towards the purchase price of the Gazania shares. The Company made the advance payment out of the proceeds of the Private Placement. The balance of the purchase price in the amount of $150,000 shall be paid by the Company to NMC or Centre upon exercise of the option to be completed on or before December 31, 2013. If the Company elects not to exercise the option to purchase the Gazania shares, NMC is required to return to the Company the advance payment. Additionally, the Company undertook to provide at least $260,000 of working capital to or for the benefit of Gazania on or before June 30, 2014. This obligation by the Company will be secured by the pledge of all the shares of Gazania to be acquired by the Company upon exercise of the option under the Option Agreement.

On November 14, 2013, the Company issued 1,615,385 shares of Common Stock to NMC in connection with the option grant closing under the Option Agreement. Such Common Stock was issued in accordance with an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Section 4(2) of the Securities Act by virtue of compliance with the provisions of Regulation S under the Securities Act.

In connection with the issuance of 1,615,385 shares of Common Stock, NMC entered into a Stock Escrow Agreement and a Lock-Up Agreement with Zewar. Pursuant to the Stock Escrow Agreement, NMC delivered to the escrow agent the shares of Common Stock issued to it to be held by the escrow agent pending the closing of the option exercise to purchase shares of Gazania by the Company under the Option Agreement in which case such 1,615,385 shares of Common Stock will be released by the escrow agent to NMC. Shall the parties to the Option Agreement fail to consummate the purchase of the Gazania shares by the Company; the escrowed shares will be cancelled. NMC has no right to vote the escrowed shares until such time as they are eligible for release to NMC.

Under such Lockup Agreement, NMC agreed not to offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, sell short, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of Common Stock, or enter into any swap or other arrangement that transfers any economic consequences of ownership of Common Stock until 12 months after the date therein.

Private Placement of Common Stock

On November 14, 2013, the Company entered into and consummated transactions pursuant to the Subscription Agreement (the “Subscription Agreement”) with certain accredited investors whereby the Company issued and sold to the investors for $7.80 per share an aggregate of 32,051 shares of the Company’s Common Stock for an aggregate purchase price of $250,000 (the “Private Placement”). Such Common Stock was issued in accordance with an exemption from the registration requirements of the Securities Act under Section 4(2) of the Securities Act by virtue of compliance with the provisions of Regulation D and/or Regulation S under the Securities Act.

The unaudited pro forma consolidated balance sheet and statement of operations reflects amounts as if the transaction, which concluded on November 14, 2013, had occurred on September 30, 2013 by and between Zewar Jewellery, Inc. (the “Company”) and African Graphite, Inc. (“AGI”), a corporation incorporated under the laws of the State of Nevada.

The information presented in the unaudited pro forma combined financial statements does not purport to represent what the financial position or results of operations would have been had the acquisition occurred as of September 30, 2013, nor is it indicative of future financial position or results of operations. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined, or the future result that the combined company will experience after the Exchange Transaction is consummated.

The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable under the circumstances. The unaudited pro forma financial statements should be read in conjunction with the accompanying notes and assumptions and the historical financial statements of the Company and AGI.

On November 14, 2013, the Company consummated transactions pursuant to a Share Exchange Agreement (the “Share Exchange Agreement”) with AGI dated November 14, 2013 by and among the Company and the stockholders of the Company whereby the Company’s Stockholders transferred 100% of the outstanding shares of common stock of the Company held by them, in exchange for an aggregate of 1,151,288 newly issued shares of the Company’s common stock with a par value $.001 per share (“Common Stock”) for 575,644 shares of AGI.

Zewar Jewellery
Unaudited Proforma Consolidated Balance Sheet

	African Graphite, Inc. September 30,	Zewar Jewellery, Inc. July 31,
	2013	2013		Adjustments		Consolidated
ASSETS
Current assets:
Cash	$-	$8,858				$8,858
Total current assets	-	8,858				8,858

Total assets	$-	$8,858				$8,858

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$4,967	$525				$5,492
Related party payables	4,000	-				4,000
Total current liabilities	8,967	525				9,492

Total liabilities	8,967	525				9,492

Stockholders’ equity (deficit):
Common stock - $.001 par value; 1,000,000 shares authorized; 575,644 shares outstanding	576	620	a	(576)		735
			a	115
Additional paid-in capital	-	46,380	b	(9,543)		37,413
			a	576
			a	(115)
Accumulated deficit	(9,543)	(38,667	)b	9,543	a	(38,667)
Total stockholders' deficit	(8,967)	8,333				(519)
Total liabilities and stockholders' deficit	$-	$8,858				$8,973

Zewar Jewellery, Inc.
Unaudited Proforma Consolidated Statement of Operations
For the Period form Inception [August 29, 2013] to September 30, 3013 for African Graphite, Inc.
For the Nine Months Ended July 31, 2013 Zewar Jewellery, Inc.
FROM AUGUST 29, 2013 (INCEPTION) TO SEPTEMBER 30, 2013

	African Graphite, Inc. From Inception [August 29, 2013] to September 30, 2013	Zewar Jewellery, Inc. For the Nine Months Ended July 31, 2013	Adjustments	Consolidated

INCOME	$-	$-		$-

OPERATING EXPENSES

Organizational expenses	576	-		576

General and administrative expenses	-	16,192		16,192

Professional fees	8,967	21,440		30,407

Total Operating Expenses	9,543	37,632		47,175

NET LOSS APPLICABLE TO COMMON SHARES	$(9,543)	$(37,632)		$(47,175)

NET LOSS PER BASIC AND DILUTED SHARES	$(0.02)	$(0.01)		$(0.01)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	505,869	3,761,905		3,360,000

Pro Forma adjustments:

(a)	575,644 shares cancelled and 2 for 1 issuance of 1,151,288 in respect to the share exchange agreement
(b)	Transfer of the accumulated deficit during the exploration stage to additional paid in capital.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zewar Jewellery, Inc.

Dated: December 5, 2013	By:	/s/ Charles Bream
Name: Charles Bream
Title: Chief Executive Officer